                                                                      Exhibit 24

                                  BUCA, INC.

                  POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of BUCA, Inc., a Minnesota corporation, does hereby make, constitute and appoint Joseph P. Micatrotto and Greg A. Gadel, and each or any of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution and resubstitution for the undersigned in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to the Registration Statement or Registration Statements on Form S-8 relating to the 1996 Stock Incentive Plan of BUCA, Inc. and Affiliated Companies, the BUCA, Inc. Stock Option Plan for Non-Employee Directors, and the BUCA, Inc. Employee Stock Purchase Plan, and all amendments (including post-effective amendments) thereto, to be filed by said Company with the Securities and Exchange Commission, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the power herein expressly granted, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, or either of them, or any of their substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 7 day of May, 1999.


/s/ Joseph P. Micatrotto
------------------------------
Joseph P. Micatrotto

                                   BUCA, INC.

                  POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of BUCA, Inc., a Minnesota corporation, does hereby make, constitute and appoint Joseph P. Micatrotto and Greg A. Gadel, and each or any of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution and resubstitution for the undersigned in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to the Registration Statement or Registration Statements on Form S-8 relating to the 1996 Stock Incentive Plan of BUCA, Inc. and Affiliated Companies, the BUCA, Inc. Stock Option Plan for Non-Employee Directors, and the BUCA, Inc. Employee Stock Purchase Plan, and all amendments (including post-effective amendments) thereto, to be filed by said Company with the Securities and Exchange Commission, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the power herein expressly granted, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, or either of them, or any of their substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 6th day of May, 1999.


/s/ Greg A. Gadel
------------------------------
Greg A. Gadel

                                   BUCA, INC.

                  POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of BUCA, Inc., a Minnesota corporation, does hereby make, constitute and appoint Joseph P. Micatrotto and Greg A. Gadel, and each or any of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution and resubstitution for the undersigned in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to the Registration Statement or Registration Statements on Form S-8 relating to the 1996 Stock Incentive Plan of BUCA, Inc. and Affiliated Companies, the BUCA, Inc. Stock Option Plan for Non-Employee Directors, and the BUCA, Inc. Employee Stock Purchase Plan, and all amendments (including post-effective amendments) thereto, to be filed by said Company with the Securities and Exchange Commission, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the power herein expressly granted, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, or either of them, or any of their substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 7th day of May, 1999.


/s/ Philip A. Roberts
------------------------------
Philip A. Roberts

                                   BUCA, INC.

                  POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of BUCA, Inc., a Minnesota corporation, does hereby make, constitute and appoint Joseph P. Micatrotto and Greg A. Gadel, and each or any of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution and resubstitution for the undersigned in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to the Registration Statement or Registration Statements on Form S-8 relating to the 1996 Stock Incentive Plan of BUCA, Inc. and Affiliated Companies, the BUCA, Inc. Stock Option Plan for Non-Employee Directors, and the BUCA, Inc. Employee Stock Purchase Plan, and all amendments (including post-effective amendments) thereto, to be filed by said Company with the Securities and Exchange Commission, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the power herein expressly granted, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, or either of them, or any of their substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 7th day of May, 1999.


/s/ Peter J. Mihajlov
------------------------------
Peter J. Mihajlov

                                   BUCA, INC.

                  POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of BUCA, Inc., a Minnesota corporation, does hereby make, constitute and appoint Joseph P. Micatrotto and Greg A. Gadel, and each or any of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution and resubstitution for the undersigned in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to the Registration Statement or Registration Statements on Form S-8 relating to the 1996 Stock Incentive Plan of BUCA, Inc. and Affiliated Companies, the BUCA, Inc. Stock Option Plan for Non-Employee Directors, and the BUCA, Inc. Employee Stock Purchase Plan, and all amendments (including post-effective amendments) thereto, to be filed by said Company with the Securities and Exchange Commission, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the power herein expressly granted, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, or either of them, or any of their substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 7th day of May, 1999.


/s/ Don W. Hays
------------------------------
Don W. Hays

                                   BUCA, INC.

                  POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of BUCA, Inc., a Minnesota corporation, does hereby make, constitute and appoint Joseph P. Micatrotto and Greg A. Gadel, and each or any of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution and resubstitution for the undersigned in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to the Registration Statement or Registration Statements on Form S-8 relating to the 1996 Stock Incentive Plan of BUCA, Inc. and Affiliated Companies, the BUCA, Inc. Stock Option Plan for Non-Employee Directors, and the BUCA, Inc. Employee Stock Purchase Plan, and all amendments (including post-effective amendments) thereto, to be filed by said Company with the Securities and Exchange Commission, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the power herein expressly granted, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, or either of them, or any of their substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 7th day of May, 1999.


/s/ John P. Whaley
------------------------------
John P. Whaley

                                   BUCA, INC.

                  POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of BUCA, Inc., a Minnesota corporation, does hereby make, constitute and appoint Joseph P. Micatrotto and Greg A. Gadel, and each or any of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution and resubstitution for the undersigned in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to the Registration Statement or Registration Statements on Form S-8 relating to the 1996 Stock Incentive Plan of BUCA, Inc. and Affiliated Companies, the BUCA, Inc. Stock Option Plan for Non-Employee Directors, and the BUCA, Inc. Employee Stock Purchase Plan, and all amendments (including post-effective amendments) thereto, to be filed by said Company with the Securities and Exchange Commission, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the power herein expressly granted, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, or either of them, or any of their substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 10th day of May, 1999.


/s/ David Yarnell
------------------------------
David Yarnell

                                   BUCA, INC.

                  POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of BUCA, Inc., a Minnesota corporation, does hereby make, constitute and appoint Joseph P. Micatrotto and Greg A. Gadel, and each or any of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution and resubstitution for the undersigned in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to the Registration Statement or Registration Statements on Form S-8 relating to the 1996 Stock Incentive Plan of BUCA, Inc. and Affiliated Companies, the BUCA, Inc. Stock Option Plan for Non-Employee Directors, and the BUCA, Inc. Employee Stock Purchase Plan, and all amendments (including post-effective amendments) thereto, to be filed by said Company with the Securities and Exchange Commission, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the power herein expressly granted, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, or either of them, or any of their substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 7th day of May, 1999.


/s/ Paul Zepf
------------------------------
Paul Zepf